UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2020
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UPWORK INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware		001-38678	46-4337682
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2625 Augustine Drive, Suite 601
Santa Clara,	California		95054
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 316-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	UPWK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2020, the Board of Directors (the “Board”) of Upwork Inc. (“Upwork”) amended and restated Upwork’s bylaws (the “Amended and Restated Bylaws”) to implement majority voting in uncontested elections of directors and plurality voting in contested elections, commencing with Upwork’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”). Commencing with the 2022 Annual Meeting, in uncontested elections a nominee for director shall be elected to the Board if the number of votes cast “for” such nominee’s election exceed the number of votes cast “against” such nominee’s election.

In addition, the Board approved amendments to Upwork’s Corporate Governance Guidelines to provide that commencing with the 2022 Annual Meeting, the Board shall nominate for election or reelection as director only those candidates who tender an irrevocable resignation that will be effective upon (i) the failure to receive the required vote at a meeting of the stockholders at which such director faces election or reelection and (ii) Board acceptance of such resignation. If the director nominee fails to receive a sufficient number of votes for reelection at the meeting, the Nominating and Governance Committee will recommend to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Governance Committee’s recommendation within 90 days from the date of the certification of the election results.

The foregoing summary and description of the provisions of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 with this Current Report on Form 8-K and is incorporated herein by reference. The Corporate Governance Guidelines are available on the “Investor Relations” section of Upwork's website, which is located at investors.upwork.com.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
3.1	Amended and Restated Bylaws.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPWORK INC.

Date: December 22, 2020	By:	/s/ Brian Levey
Brian Levey
Chief Business Affairs and
Legal Officer and Secretary